Accrued Liabilities	12 Months Ended
Dec. 31, 2019
Payables and Accruals [Abstract]
Accrued Liabilities
Accrued Liabilities

Accrued liabilities consist of the following:

	December 31,
(in thousands)	2019	2018

Accrued rebates, chargebacks and other revenue reserves	$5	$4
Deferred revenue	959	1,040
Compensation	6,823	3,602
Interest	70	344
Legal	921	618
Other	3,145	3,632
Total (1)	$11,923	$9,240
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(1) The amounts above exclude $16.4 million and $30.1 million of accrued liabilities at Noden classified as held for sale as of December 31, 2019 and 2018, respectively. See Note 3, Discontinued Operations Classified as Assets Held for Sale, for additional information.